Collateral Stratification Report
                                   MALT 03-3
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Pool Summary
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Number of Loans: 978
Current Balance: $355,537,976.61
Average Loan Balance: $363,535.76
Minimum Balance: $25,554.70
Maximum Balance: $1,077,328.67
WA Net WAC: 6.6568%
WA Original Term: 355
WA Seasoning: 4
WA Remaining Term: 351
WA OLTV: 76.00%
NON-ZERO WA Servicing: 0.2626%
NON-ZERO WA FICO: 702
NON-ZERO WA DTI: 34.62%
% LTV > 80%: 23.89%
Lien Position - First: 100.00%
Loans with Prepay Penalties: 0.19%
LPMI Loans: 13.82%
LPMI Count: 125
Latest Stated Maturity: 20330401
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
--------------------------------------------------------------------------------
                                                                           % of
                                                    Aggregate           Aggregate
Original Balance                   # of Loans        Balance             Balance
--------------------------------------------------------------------------------
or less $100,000.                      62          $4,495,964              1.26%
$100,001. - $150,000.                  79           9,620,240              2.71
$150,001. - $200,000.                  74          12,878,263              3.62
$200,001. - $250,000.                  43           9,602,349              2.70
$250,001. - $300,000.                  36           9,959,565              2.80
$300,001. - $350,000.                  97          32,321,213              9.09
$350,001. - $400,000.                 188          70,483,434             19.82
$400,001. - $450,000.                 125          53,068,667             14.93
$450,001. - $500,000.                 100          47,486,241             13.36
$500,001. - $550,000.                  54          28,277,053              7.95
$550,001. - $600,000.                  53          30,209,384              8.50
$600,001. - $650,000.                  42          26,584,446              7.48
$650,001. - $700,000.                   2           1,397,422              0.39
$700,001. - $750,000.                   7           5,119,311              1.44
$750,001. - $800,000.                   4           3,097,538              0.87
$800,001. - $850,000.                   3           2,479,424              0.70
$850,001. - $900,000.                   3           2,594,266              0.73
$900,001. - $950,000.                   3           2,792,242              0.79
$950,001. - $1,000,000.                 2           1,993,626              0.56
$1,000,001. >=                          1           1,077,329              0.30
--------------------------------------------------------------------------------
Total:                                978        $355,537,977            100.00%
--------------------------------------------------------------------------------
Minimum: 25,600.00
Maximum: 1,080,000.00
Average Original Bal: 364,885.34
Count: 978.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                               APR 23, 2003 10:16

                        Collateral Stratification Report
                                   MALT 03-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Weighted                                                                  % of
 Average                                            Aggregate           Aggregate
  Coupon                   # of Loans                Balance             Balance
--------------------------------------------------------------------------------
5.251% - 5.375%                1                     $352,207              0.10%
5.376% - 5.500%                2                      620,764              0.17
5.501% - 5.625%                2                      756,030              0.21
5.626% - 5.750%                8                    3,172,460              0.89
5.751% - 5.875%               13                    4,711,350              1.33
5.876% - 6.000%               23                    8,257,450              2.32
6.001% - 6.125%               27                    9,764,392              2.75
6.126% - 6.250%               78                   27,725,258              7.80
6.251% - 6.375%              100                   32,093,900              9.03
6.376% - 6.500%              126                   33,175,310              9.33
6.501% - 6.625%               96                   27,833,119              7.83
6.626% - 6.750%               53                   19,235,069              5.41
6.751% - 6.875%               69                   26,681,785              7.50
6.876% - 7.000%               38                   17,842,864              5.02
7.001% - 7.125%               27                   11,783,063              3.31
7.126% - 7.250%               33                   14,953,859              4.21
7.251% - 7.375%               39                   17,045,339              4.79
7.376% - 7.500%               42                   18,241,922              5.13
7.501% - 7.625%               32                   12,954,353              3.64
7.626% - 7.750%               27                   11,224,144              3.16
7.751% - 7.875%               31                   14,007,944              3.94
7.876% - 8.000%               14                    6,575,117              1.85
8.001% - 8.125%                9                    3,790,548              1.07
8.126% - 8.250%               20                    8,442,864              2.37
8.251% - 8.375%               19                    7,913,548              2.23
8.376% - 8.500%               14                    5,096,792              1.43
8.501% - 8.625%                4                    1,387,927              0.39
8.626% - 8.750%                7                    2,084,044              0.59
8.751% - 8.875%                7                    2,640,869              0.74
8.876% - 9.000%                4                    1,656,500              0.47
9.001% - 9.125%                1                      359,421              0.10
9.126% - 9.250%                3                      811,089              0.23
9.376% - 9.500%                3                      998,064              0.28
9.501% - 9.625%                1                       30,359              0.01
9.626% - 9.750%                2                      925,087              0.26
9.751% - 9.875%                1                      332,160              0.09
9.876% - 10.000%               2                       61,006              0.02
--------------------------------------------------------------------------------
Total:                       978                 $355,537,977            100.00%
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Minimum: 5.3750%
Maximum: 10.0000%
Weighted Average: 7.0219%
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

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                                                                           % of
                                               Aggregate                Aggregate
Loan to Value              # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
50.00% 50.000%                56             $20,402,614                   5.74%
50.001% - 55.000%             27               8,517,265                   2.40
55.001% - 60.000%             33              11,308,627                   3.18
60.001% - 65.000%             44              18,778,955                   5.28
65.001% - 70.000%             92              38,288,452                  10.77
70.001% - 75.000%            109              44,617,835                  12.55
75.001% - 80.000%            351             128,675,727                  36.19
80.001% - 85.000%             23               8,756,774                   2.46
85.001% - 90.000%            117              41,531,375                  11.68
90.001% - 95.000%            121              33,859,062                   9.52
or less 95.001%                5                 801,291                   0.23
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Total:                       978            $355,537,977                 100.00%
--------------------------------------------------------------------------------
Minimum: 21.5900
Maximum: 100.0000
Weighted Average: 76.0041
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

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                                                                           % of
                                               Aggregate                Aggregate
Property Type              # of Loans           Balance                  Balance
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
Single Family                652           $244,730,587.                  68.83%
PUD                          180             63,340,346.                  17.82
Two-to Four Family            82             28,191,630.                   7.93
Cpmdominium                   58             18,580,266.                   5.23
Town House                     6                695,148.                   0.20
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Total:                       978           $355,537,977.                 100.00%
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

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                                                                           % of
                                               Aggregate                Aggregate
Loan Purpose               # of Loans           Balance                  Balance
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
Purchase                     450            $147,354,378                  41.45%
Cash Out Refinance           325             126,865,887                  35.68
Rate/Term Refinance          203              81,317,712                  22.87
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Total:                       978            $355,537,977                 100.00%
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

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                                                                           % of
     Owner                                     Aggregate                Aggregate
Occupancy Status           # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
Primary                      845            $319,947,005                  89.99%
Investor                     103              26,910,472                   7.57
Secondary                     30               8,680,500                   2.44
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Total:                       978            $355,537,977                 100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                               APR 23, 2003 10:16

                        Collateral Stratification Report
                                   MALT 03-3
--------------------------------------------------------------------------------

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                                                                           % of
Remaining Term                                 Aggregate                Aggregate
to Maturity                # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
171                               1                $160,498                0.05%
172                               3                 318,694                0.09
173                               4                 567,403                0.16
174                               3                 850,627                0.24
175                               6               2,961,997                0.83
176                               7               2,896,588                0.81
177                               2               1,127,435                0.32
236                               3                 735,466                0.21
238                               2                 408,286                0.11
240                               1                 280,000                0.08
297                               1                 557,655                0.16
344                               3               1,304,194                0.37
345                               1                 608,671                0.17
346                               1                 392,233                0.11
347                               2                 679,531                0.19
348                               1                 418,150                0.12
349                               2                 793,505                0.22
350                               5               2,670,680                0.75
351                               9               2,961,707                0.83
352                              31              10,151,345                2.86
353                              35              13,841,240                3.89
354                              31              11,988,553                3.37
355                             114              47,380,362               13.33
356                             198              78,076,227               21.96
357                             206              72,301,041               20.34
358                             279              89,805,403               25.26
359                              19               8,863,787                2.49
360                               8               2,436,700                0.69
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Total:                          978            $355,537,977              100.00%
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Minimum: 171.00
Maximum: 360.00
Weighted Average: 351.09
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

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                                                                           % of
  Geographic                                   Aggregate                Aggregate
Concentration              # of Loans           Balance                  Balance
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
California                   283            $121,156,021                  34.08%
New York                      78              32,549,702                   9.16
Florida                       83              22,434,346                   6.31
Massachusetts                 42              17,156,059                   4.83
New Jersey                    44              16,703,697                   4.70
Maryland                      41              14,024,289                   3.94
Colorado                      37              12,667,922                   3.56
Virginia                      31              11,682,780                   3.29
Illinois                      32              11,347,979                   3.19
Connecticut                   21               8,909,840                   2.51
Georgia                       19               8,317,475                   2.34
Arizona                       22               8,184,848                   2.30
Washington                    24               7,741,079                   2.18
Texas                         41               7,585,997                   2.13
Nevada                        23               7,206,347                   2.03
Minnesota                     18               7,001,659                   1.97
Oregon                        18               5,571,057                   1.57
Michigan                      15               5,467,644                   1.54
Pennsylvania                  15               3,581,905                   1.01
District of Columbia           6               2,848,498                   0.80
North Carolina                10               2,749,252                   0.77
South Carolina                 5               2,543,193                   0.72
Wisconsin                      7               2,047,225                   0.58
Missouri                      12               2,030,516                   0.57
Kansas                         8               1,952,073                   0.55
Utah                           6               1,743,115                   0.49
New Mexico                     6               1,560,179                   0.44
Tennessee                      5               1,483,939                   0.42
Ohio                           4               1,287,632                   0.36
Vermont                        3               1,131,181                   0.32
New Hampshire                  2                 811,828                   0.23
Alabama                        4                 798,232                   0.22
Rhode Island                   3                 649,890                   0.18
Delaware                       2                 483,425                   0.14
Indiana                        1                 450,126                   0.13
Louisiana                      1                 434,102                   0.12
Wyoming                        1                 398,985                   0.11
Maine                          2                 342,766                   0.10
Idaho                          1                 322,668                   0.09
Kentucky                       1                 124,779                   0.04
West Virginia                  1                  53,728                   0.02
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Total:                       978            $355,537,977                 100.00%
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

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                               APR 23, 2003 10:16

                        Collateral Stratification Report
                                   MALT 03-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           % of
                                               Aggregate                Aggregate
Document Type              # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
Reduced                      181             $78,343,788                  22.04%
No Doc                       184              75,511,705                  21.24
NIV                          146              66,582,491                  18.73
Full/Alternative             208              65,716,338                  18.48
Stated Income                169              36,395,407                  10.24
No Income, No Asset           50              20,732,459                   5.83
No Ratio                      30               8,757,456                   2.46
Streamlined                    7               2,760,028                   0.78
Limited                        3                 738,305                   0.21
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Total:                       978            $355,537,977                 100.00%
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

--------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate              Aggregate
FICO Scores                # of Loans             Balance                Balance
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
551 - 600                      2                     $825,560              0.23%
601 - 650                     96                   39,731,840             11.18
651 - 700                    383                  144,587,396             40.67
701 - 750                    316                  113,020,215             31.79
751 - 800                    174                   55,926,757             15.73
801 - 850                      7                    1,446,209              0.41
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Total:                       978                 $355,537,977            100.00%
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Minimum (not less than 100): 583
Maximum: 809
Weighted Average: 702
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

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                                                                           % of
                                               Aggregate                Aggregate
ZIP CODE                   # of Loans           Balance                  Balance
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
90265                          4              $2,457,855                   0.69%
85255                          4               2,364,946                   0.67
94583                          5               2,256,781                   0.63
94941                          3               1,821,997                   0.51
92677                          4               1,817,647                   0.51
Other                        958             344,818,750                  96.99
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Total:                       978            $355,537,977                 100.00%
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

--------------------------------------------------------------------------------
                                                                           % of
                                               Aggregate                Aggregate
Seasoning                  # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
<= 0                           9                   $2,716,700              0.76%
1 - 3                        509                  173,063,608             48.68
4 - 6                        362                  144,889,820             40.75
7 - 12                        91                   31,883,219              8.97
13 - 24                        7                    2,984,629              0.84
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Total:                       978                 $355,537,977            100.00%
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Minimum: 0.00
Maximum: 16.00
Average: 3.75
Weighted Average: 3.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           % of
                                               Aggregate                Aggregate
Baloon Flag                # of Loans           Balance                  Balance
--------------------------------------------------------------------------------
No                           976            $355,476,971                  99.98%
Yes                            2                  61,006                   0.02
--------------------------------------------------------------------------------
Total:                       978            $355,537,977                 100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               APR 23, 2003 10:16